Exhibit 10.24

CLEAR CHANNEL BROADCASTING, INC.,

200 East Basse Road, San Antonio, Texas 78209

January 13, 2014

FalconAgain Inc.

c/o TAG Associates, LLC

75 Rockefeller Plaza, 9th Floor

New York, NY 10019-6999

Attn: Phil Krevitsky

                Re:          Aircraft Refurbishments

Dear Mr. Krevitsky:

Reference is made to Aircraft Lease Agreement, dated December 23, 2013 by and among FalconAgain Inc. (the “Lessor”) and Clear Channel Broadcasting, Inc. (the “Lessee”) (the “Agreement”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.  During the Term, the parties agree in accordance with Section 6(e) of the Agreement that the Lessee shall pay 50% of the reasonable costs to refurbish the Aircraft up to a maximum reimbursement of $375,000.

Sincerely,

Clear Channel Broadcasting, Inc.

By:/s/ Richard J. Bressler

Name:  Richard J. Bressler

Title:  Chief Financial Officer

Agreed to and accepted:

FalconAgain Inc.

By:  /s/ Robert W. Pittman
Name:  Robert W. Pittman
Date: 1/13/14